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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 16, 2005

                            COLLECTORS UNIVERSE, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-27887               33-0846191
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  (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)             File Number)        Identification No.)

    1921 E. Alton Avenue, Santa Ana, California                  92705
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      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

           (c)   Appointment of New Principal Financial Officer. Collectors
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Universe, Inc. has announced that Joe J. Wallace, its Vice President of Finance, will become the Chief Financial Officer of the Company effective September 16, 2005 and that Mike J. Lewis, its current Chief Financial Officer, has been appointed Senior Vice President of Finance. Mr. Wallace who is a CPA and is also a Fellow of the Institute of Chartered Accountants, and a member of the Institute of Certified Public Accountants, of Ireland, has been the Company's Corporate Controller since June 2004 and its Vice President of Finance since November 2004. Mr. Lewis has been the Company's CFO for the past four years.

                 Attached to this Report as Exhibit 99.1 is the Company's press release issued on September 16, 2005, announcing Mr. Wallace's appointment as the Company's Chief Financial Officer and the appointment of Mr. Lewis as its Senior Vice President of Finance. Information regarding Mr. Wallace's business experience during the past five years is set forth in that press release and, by this reference, that information is incorporated into this Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits.
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          EXHIBIT NO.                        DESCRIPTION
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             99.1        Press Release issued September 16, 2005 announcing the
                         appointment of Joe J. Wallace as the new Chief Financial Officer of Collectors Universe, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           COLLECTORS UNIVERSE, INC.


Dated: September 16, 2005                  By:  /s/ MICHAEL J. LEWIS
                                                --------------------------------
                                                Michael J. Lewis,
                                                Senior Vice President of Finance

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                                  EXHIBIT INDEX

EXHIBIT NO.                                DESCRIPTION
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   99.1         Press Release issued September 16, 2005 announcing the
                appointment of Joe J. Wallace as the new Chief Financial Officer of Collectors Universe, Inc.